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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C.   20549

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                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF

                         THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        FEBRUARY 6, 1997
                                                 -----------------------------

                                   PREMIER PARKS INC.
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                (Exact name of registrant as specified in its charter)


   DELAWARE                             0-9789                     73-613774
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(State or other                      (Commission            (IRS Employer
jurisdiction of                      File Number)           Identification No.)
incorporation)

        11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 63131
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             (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (405) 475-2500
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          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets

     On February 6, 1997, Premier Parks Inc. (the "Company") acquired substantially all of the outstanding capital stock of Stuart Amusement Company ("Stuart"), which indirectly owns a theme park located in Springfield, Massachusetts and an adjacent multi-use stadium (collectively, "Riverside"), for an aggregate purchase price of $22,150,000 (the "Purchase Price"), pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of December 4, 1996, by and among the Company, Stuart, Edward J. Carroll, Jr. ("Carroll") and The Carroll Family Limited Partnership (together with Carroll, the "Sellers").

     The Company funded $1,000,000 of the Purchase Price by delivery of 32,129 shares of its Common Stock to the Sellers, with the balance paid in cash. Approximately $8.8 million of the cash portion was used to pay or provide Stuart funds to pay outstanding obligations of Riverside. At the closing, the Company also paid to the Sellers approximately $1.1 million to fund Riverside's Net Operating Expenses (as defined) for the period subsequent to October 31, 1996.


     At the closing, $1,025,000 of the Purchase Price was placed in escrow to fund indemnification claims of the Company. To the extent such claims exceed the escrow funds or, in certain circumstances, arise after the expiration of the escrow period (18 months), the Company has indemnification rights against the Sellers not to exceed $2.5 million (for all matters other than one pending litigation) or $10,000,000 (for all other matters). Pursuant to the Purchase Agreement, Carroll has agreed not to compete with the Company for five years.

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ITEM 7.  Financial Statements and Exhibits

     (a) Financial Statements of Stuart and its subsidiaries as of September 30, 1995 and 1996 and for each of the years in the three-year period ended September 30, 1996 and at September 30, 1996 and the twelve-month period then ended -- incorporated by reference to the financial statements of Stuart included in the Registrant's Registration Statement on Form S-2 (Reg No. 333-16573), as amended (the "Registration Statement").

     (b) Pro forma financial statements at December 31, 1995 and for the year then ended and at September 30, 1996 and the nine-month period then ended -incorporated by reference to the unaudited pro forma combined financial statements of the Company included in the Registration Statement.

     (c) The following documents are filed herewith as exhibits to this Form 8-K:

               10(a)     Stock Purchase Agreement dated as of December 4,
1996, among the Registrant, Stuart Amusement Company, Edward J. Carroll, Jr., and The Carroll Family Limited Partnership -- incorporated by reference from
Exhibit 10(y) to the Registration Statement.

               10(b)     Form of Registration Rights Agreement among
Registrant, Edward J. Carroll, Jr. and The Carroll Family Limited Partnership
- incorporated by reference from Exhibit 4(m) to Registrant's Registration Statement on Form S-2 (Reg. No. 333-16763), as amended.

                                         -3-


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February  13, 1997

                                      PREMIER PARKS INC.



                                      By:  /s/ Kieran E. Burke
                                         --------------------------
                                           Kieran E. Burke
                                           Chairman of the Board and
                                           Chief Executive Officer


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